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                                                                     EXHIBIT 4.3

                                                      [FACE OF STOCK CERTIFICATE]


        NUMBER                                                                                              SHARES


  CLASS B COMMON STOCK                                                                               CLASS B COMMON STOCK
     PAR VALUE $.01                                                                                      PAR VALUE $.01

                                                                                                                   CUSIP 728117 30 0
                                                      PLAYBOY ENTERPRISES, INC.                  SEE REVERSE FOR CERTAIN DEFINITIONS



INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         THIS CERTIFICATE IS TRANSFERABLE IN CITY OF CHICAGO OR CITY OF NEW YORK


This Certifies that



is the owner of

                                 FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF
     Playboy Enterprises, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by a Transfer
               Agent and registered by a Registrar. Witness the facsimile signatures of its duly authorized officers.

                Dated

                                                                     [LOGO]
          ----------------------      ----------------------------                      ---------------------------
                 EDITOR-IN-CHIEF         CHAIRMAN OF THE BOARD AND                                        SECRETARY
                                           CHIEF EXECUTIVE OFFICER

                                                                                 COUNTERSIGNED AND REGISTERED:

                                                                                          LASALLE BANK NATIONAL ASSOCIATION

                                                                                                                      TRANSFER AGENT
                                                                                                                       AND REGISTRAR
                                                                                 BY

                                                                                       ---------------------------------------------
                                                                                                                AUTHORIZED SIGNATURE

                           [BACK OF STOCK CERTIFICATE]

                            PLAYBOY ENTERPRISES, INC.

     THE CLASS B COMMON STOCK HAS NO VOTING RIGHTS EXCEPT AS EXPRESSLY PROVIDED IN THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, OR AS REQUIRED BY LAW.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICES, CHICAGO, ILLINOIS 60611.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                 UNIF GIFT MIN ACT-..............Custodian ............
                                                                                     (Cust)                (Minor)
TEN ENT - as tenants by the entireties                                           under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of
          survivorship and not as tenants                                        Act............................
          in common                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,
                         -------------------------------------------------------
hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------


                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.